UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2026

OLENOX INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1207 N. FM 3083 Bldg. C

Conroe, TX 77304

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (936) 323-6332

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	OLOX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Auditor Change from RBSM LLP to Urish Popeck & Co, LLC

The Audit Committee of the Board of Directors (the “Audit Committee”) of Olenox Industries, Inc. (the “Company”) performed a competitive review process to evaluate and select a new firm as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. On August 4, 2026, the Audit Committee approved the dismissal of RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm and also approved the appointment of Urish Popeck & Co, LLC (“Urish”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2026. Urish was formally engaged August 5, 2026.

RBSM’s reports on the Company’s financial statements for the fiscal year ended December 31, 2025 contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles other than an explanatory paragraph related to the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2025, and the subsequent period through August 4, 2026, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreement in RBSM’s reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses identified in the Company’s internal controls over financial reporting, which are: (i) the Company does not have sufficient internal controls related to the timely closing of their accounting records, caused by insufficient accounting resources and a lack of formal review procedures, and (ii) the Company does not have sufficient internal controls related to the application of technical accounting guidance to complex and/or new transactions. These material weaknesses were previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and which was discussed between the Company’s Audit Committee and RBSM.

The Company provided RBSM with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that RBSM furnish it with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether RBSM agrees with the above disclosures and, if not, stating the respects in which RBSM does not agree. A copy of RBSM’s letter to the SEC dated August 7, 2026, is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2025 and December 31, 2024, and the interim period through August 4, 2026, the Company did not consult with Urish regarding: (i) the application of accounting principles to a specified transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Urish concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
16.1	Letter from RBSM LLP to the Securities and Exchange Commission dated August 7, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLENOX INDUSTRIES INC.

Dated: August 7, 2026	By:	/s/ Michael McLaren
		Name:	Michael McLaren
		Title:	Chief Executive Officer

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